POWER OF ATTORNEY

	KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints each of Bradford A. Lewin, Eileen M. Lach, Kenneth J. Martin, Jack M.
O'Connor, William M. Haskel,
Timothy T. Slater, Garrett L. Stackman, Lawrence V.
Stein and Bryan A.
Supran,  signing singly,  the  undersigned's  true and lawful attorney-in-fact to:

	(1)  execute  for and on behalf of the
undersigned,  in the  undersigned's
capacity as a director of Wyeth (the
"Company"), Forms 3, 4 and 5 in accordance with Section 16(a) of the
Securities  Exchange  Act of 1934,  as amended (the
"Exchange Act"), and
the rules thereunder;

	(2) do and perform any and all acts for and on behalf of the undersigned which may be necessary or desirable to complete and execute any such Forms 3, 4 or 5 and timely file such form with the United States Securities and Exchange
Commission and any
stock exchange or similar authority; and

	(3) take any other action of
any type whatsoever in connection with the foregoing which, in the opinion of such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in such attorney-in-fact's discretion.


	The undersigned hereby grants to each such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or such attorney-in-fact's substitute or substitutes, shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers herein granted.

	This Power of Attorney shall remain in full force and effect until the undersigned is no longer required to file Forms 3, 4 and 5 with respect to the undersigned's holdings of and transactions in securities issued by the Company, unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorneys-in-fact.

	IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 29th day of September, 2005.


									   /s/  Gary L. Rogers

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										   Gary L. Rogers